                                                                    Exhibit 24.1



                               POWER OF ATTORNEY
                               -----------------



     KNOW ALL BY THESE PRESENT that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation, hereby constitute and appoint David A. Mann their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned Immunex's Annual Report on Form 10-K for the 2000 fiscal year pursuant to
Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


Signature                                   Title                                  Date
---------                                   -----                                  ----
/s/ Kirby L. Cramer                         Director                               February 28, 2001
-----------------------------------                                                -----------------
(Kirby L. Cramer)


/s/ John E. Lyons                           Director                               February 28, 2001
-----------------------------------                                                -----------------
(John E. Lyons)


/s/ Joseph M. Mahady                        Director                               February 28, 2001
-----------------------------------                                                -----------------
(Joseph M. Mahady)


/s/ Edith W. Martin                         Director                               February 28, 2001
-----------------------------------                                                -----------------
(Edith W. Martin)


/s/ Lawrence V. Stein                       Director                               February 28, 2001
-----------------------------------                                                -----------------
(Lawrence V. Stein)